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                                                                   EXHIBIT 10.14


                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


        THIS STOCKHOLDERS AGREEMENT (this "Stockholders Agreement") dated as of June 6, 1997, is entered into by and among Viasystems Group, Inc., a Delaware corporation (the "Company"), and the securityholders listed on the signature pages hereof (the "Holders").

        In consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

SECTION 1.1       Definitions.

        "ACCREDITED INVESTOR" means an "Accredited Investor," as defined in Regulation D, or any successor rule then in effect.

        "ACCREDITED OFFEREE" shall have the meaning provided in Section 4.1 hereof.

        "ADVICE" shall have the meaning provided in Section 3.5 hereof.

        "AFFILIATE" means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person.

        "AFFILIATED SUCCESSOR" shall have the meaning provided in Section 4.1 hereof.

        "BUSINESS DAY" means a day that is not a Legal Holiday.

        "CLASS A COMMON STOCK" means shares of Class A Common Stock, $.01 par value per share, of the Company.

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        "COMMON STOCK" means shares of the Common Stock, $.01 par value per share, of the Company, and any capital stock into which such Common Stock thereafter may be changed.

        "COMMON STOCK EQUIVALENTS" means, without duplication with any other Common Stock or Common Stock Equivalents, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock of the Company and securities convertible or exchangeable into Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

        "COMPANY" shall have the meaning set forth in the introductory paragraph hereof.

        "CONVERSION STOCK" means Common Stock issued or issuable upon the conversion of shares of Class A Common Stock.

        "CO-SELLER" shall have the meaning set forth in Section 4.2 hereof.

        "DEMAND REGISTRATION" means a registration effected pursuant to a demand registration right which, by its terms, does not permit the inclusion of shares of parties other than the holders of such demand registration rights.

        "ENTITLED HOLDERS" shall have the meaning provided in Section 3.1 hereof.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

        "FULLY-DILUTED COMMON STOCK" means, at any time, the then-outstanding Common Stock of the Company plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion, or exchange of all then-outstanding Common Stock Equivalents.

        "HMTF" means Hicks, Muse, Tate & Furst Equity Fund III, L.P., a Delaware limited partnership.


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        "HOLDER" means (i) a securityholder listed on the signature page hereof and (ii) any direct or indirect transferee of any such securityholder.

        "LEGAL HOLIDAY" shall have the meaning provided in Section 8.2 hereof.

        "MILLS HOLDER" means (i) James N. Mills, David M. Sindelar, Larry S. Bacon, W. Thomas McGhee, Robert N. Mills, Ellen L. Lipsitz, Timothy L. Conlon, Judy A. Rowden, R. V. Linn, David J. Webster, William E. Stevens and any other securityholders of Class A Common Stock who are employed by Mills & Partners, Inc., and (ii) any direct or indirect transferee of any such securityholder.

        "NASD" shall have the meaning provided in Section 3.6 hereof.

        "OFFERED SECURITIES" shall have the meaning provided in Section 4.1 hereof.

        "OFFER NOTICE" shall have the meaning provided in Section 4.1 hereof.

        "PARTICIPATION OFFER" shall have the meaning provided in Section 4.3 hereof.

        "PERSON" or "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

        "PREEMPTIVE RIGHTS OFFER" shall have the meaning provided in Section 4.1 hereof.

        "PREEMPTIVE RIGHTS TRANSACTION" shall have the meaning provided in
Section 4.1 hereof.

        "REGISTRABLE SHARES" means at any time the Common Stock or Conversion Stock of the Company owned by HMTF and its Affiliates and the Holders, whether owned on the date hereof or acquired hereafter; provided, however, that Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration, or (ii) which have been sold to the public pursuant to Rule 144 or 144A of the SEC under the Securities Act.

        "REGISTRATION EXPENSES" shall have the meaning provided in Section 3.6 hereof.


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        "REGULATION D" means Regulation D promulgated under the Securities Act by the SEC.

        "REQUIRED HOLDERS" means Holders who then own beneficially more than 66-

2/3% of the aggregate number of shares of Common Stock and Class A Common Stock (taken together as one class) subject to this Stockholder Agreement.

        "SEC" means the Securities and Exchange Commission.

        "SECURITIES" means the Common Stock and the Class A Common Stock.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

        "SELLER AFFILIATES" shall have the meaning provided in Section 3.7 hereof.

        "SIGNIFICANT SALE" shall have the meaning provided in Section 4.2 hereof.

        "STOCKHOLDERS AGREEMENT" means this Amended and Restated Stockholders Agreement, as such from time to time may be amended.

        "SUBSIDIARY" of any Person means (i) a corporation a majority of whose Equity Interests with voting power, under ordinary circumstances, to elect directors, is at the time, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, and (ii) any other Person (other than a corporation) in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person.

        "SUSPENSION NOTICE" shall have the meaning provided in Section 3.5 hereof.

        "TRANSFER" means any disposition of any Security or any interest therein that would constitute a "sale" thereof within the meaning of the Securities Act.

        "TRANSFER NOTICE" shall have the meaning provided in Section 5.3 hereof.


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SECTION 1.2       Rules of Construction.

         Unless the context otherwise requires

                           (1) a term has the meaning assigned to it;

                           (2) "or" is not exclusive;

                           (3) words in the singular include the plural, and
                  words in the plural include the singular;

                           (4) provisions apply to successive events and
                  transactions; and

                           (5) "herein," "hereof" and other words of similar
                  import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.


                                    ARTICLE 2

                MANAGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES

SECTION 2.1       Board of Directors.

        2.1.1 Board Representation. Subject to Section 2.1.3, HMTF shall be entitled to designate all members of the Board of Directors of the Company at all times during the term of this Stockholders Agreement. Accordingly, the Holders and the Company agree to take all action within their respective power (including, without limitation, the voting of capital stock of the Company) required to cause the Board of Directors of the Company to at all times be constituted in the manner provided in the previous sentence.

        2.1.2 Vacancies. In the event HMTF ceases to be entitled to designate directors pursuant to this Stockholders Agreement, the vacancy or vacancies resulting therefrom shall be filled by the remaining directors or by the stockholders in the manner provided by applicable law.


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        2.1.3 Termination of Rights. The right of HMTF to designate directors under Section 2.1.1, and the obligation of the Holders to vote their shares as provided herein, shall terminate upon the first to occur of (i) the termination or expiration of this Stockholders Agreement or this Article 2, (ii) such time as HMTF elects in writing to terminate its rights under this Article 2, or (iii) such time as HMTF, its Affiliates, and employees of it and its Affiliates cease to own any shares of Common Stock or Class A Common Stock.

        2.1.4 Costs and Expenses. The Company will pay all reasonable out-of-pocket expenses incurred by the designees of HMTF in connection with their participation in meetings of the Board of Directors (and committees thereof) of the Company and the Boards of Directors (and committees thereof) of the Subsidiaries of the Company.

SECTION 2.2       Voting of Capital Stock.

        To the extent any Holder owns shares of any class or series of capital stock of the Company or any Subsidiary of the Company which it may vote on any particular matter which comes before such corporation's stockholders, as a class or series separate from the common stock of such corporation ordinarily entitled to vote for the election of directors, such Holder shall vote all such shares on such matter in such separate class or series vote as holders of a majority of the outstanding shares of common stock of such corporation vote thereon; provided, however, that such Holder may nevertheless vote such shares as a separate class or series without regard to the provisions of this Section 2.2 in respect of (a) amendments to the certificate of incorporation of such corporation, or the certificate of designation which created such class or series, which change the provisions thereof expressly applicable to such separate class or series, and (b) any matter as to which such class or series is expressly entitled to vote as a separate class or series pursuant to such corporation's certificate of incorporation or the certificate of designation which created such class or series; provided further, however, that any statement in such certificate of incorporation or certificate of designation that such class or series may vote as a separate class or series "as required by law" or similar language shall not permit such class or series to be voted without regard to the provisions of this Section 2.2.


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SECTION 2.3       Other Activities of the Holders; Fiduciary Duties.

        It is understood and accepted that the Holders and their Affiliates have interests in other business ventures which may be in conflict with the activities of the Company and its Subsidiaries and that, subject to applicable law, nothing in this Stockholders Agreement shall limit the current or future business activities of the Holders whether or not such activities are competitive with those of the Company and its Subsidiaries. Nothing in this Agreement, express or implied, shall relieve any officer or director of the Company or any of its Subsidiaries, or any Holder, of any fiduciary or other duties or obligations they may have to the Company's stockholders.

SECTION 2.4       Grant of Proxy.

        Each Mills Holder hereby constitutes and appoints James N. Mills (for so long as he is an officer or director of the Company, or, in the event James N. Mills is no longer a director or officer of the Company, HMTF), with full power of substitution, as its true and lawful proxy and attorney-in-fact to vote any and all shares of any class or series of capital stock of the Company or any Subsidiary of the Company held by such Holder in accordance with the provisions of Section 2.1 and 2.2 of this Stockholders Agreement. Each Mills Holder acknowledges that the proxy granted hereby is irrevocable, being coupled with an interest, and that such proxy will continue until the termination of such Holder's obligation to vote any shares in accordance with this Article 2.

        Each Holder (other than HMTF and the Mills Holders) hereby constitutes and appoints HMTF, with full power of substitution, as its true and lawful proxy and attorney-in-fact to vote any and all shares of any class or series of capital stock of the Company or any Subsidiary of the Company held by such Holder in accordance with the provisions of Section 2.1 and 2.2 of this Stockholders Agreement. Each Holder acknowledges that the proxy granted hereby is irrevocable, being coupled with an interest, and that such proxy will continue until the termination of such Holder's obligation to vote any shares in accordance with this Article 2.


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                                    ARTICLE 3

                             PIGGYBACK REGISTRATIONS

SECTION 3.1       Right to Piggyback.

        Each time the Company proposes to register any shares of its Common Stock (other than pursuant to a Demand Registration) under the Securities Act for cash sale through an underwriter or underwriters (other than through a holder of Common Stock who may be deemed a statutory underwriter) and the registration form to be used may be used for the registration of Registrable Shares, the Company shall give prompt written notice to the Holders of Registrable Shares of its intention to effect such a registration (which notice shall be given not less than 10 days prior to the date the registration statement is filed) and such notice shall offer such Holders (the "Entitled Holders") the opportunity to have any or all of the Registrable Shares included in such registration statement, subject to the limitations contained in Section
3.2. The Entitled Holders desiring to have their Registrable Shares registered under this Article 3 will so advise the Company in writing within 20 days after the date of receipt of such notice from the Company. Subject to Section 3.2 below, the Company shall include in such registration statement all such Registrable Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all the shares of Common Stock originally proposed to be registered.

SECTION 3.2       Priority on Registrations.

        If the managing underwriter advises the Company in writing that the number of shares of Common Stock requested to be included in the registration by all Persons (including the Company) exceeds the number of shares of Common Stock which can be sold in such offering, the Company will be obligated to include in such registration only (i) first, any and all shares of Common Stock for sale by the Company, and (ii) second, pro rata among the Registrable Shares and any other shares of Common Stock requested to be included pursuant to any other registration rights that may have been, or may hereafter be, granted by the Company (on the basis of the total number of shares of Common Stock that each holder has requested to be registered). No Person may participate in any registration hereunder unless such Person (x) agrees to sell such Person's Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and (y) completes and executes all


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questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.

SECTION 3.3       Holdback Agreement.

        Unless the managing underwriter otherwise agrees, each of HMTF and the Entitled Holders agrees not to effect any public sale or private offer or distribution of any Common Stock or Common Stock Equivalents during the ten business days prior to any underwritten registration and during such time period after any underwritten registration (not to exceed 180 days) (except, if applicable, as part of such underwritten registration) as HMTF and the managing underwriter may agree.

SECTION 3.4       Registration Procedures.

        Whenever the Entitled Holders have requested that any Registrable Shares be registered pursuant to this Stockholders Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

            (a) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to become effective;

            (b) prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (c) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such


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        other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

            (d) use its commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of the Registrable Shares owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

            (e) notify each seller of Registrable Shares promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

            (f) notify each seller of Registrable Shares promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

            (g) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company or the managing underwriter, is required in connection with the distribution of the Registrable Shares;

            (h) enter into such agreements (including underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten registration; and

            (i) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.


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SECTION 3.5       Suspension of Dispositions.

        Each Entitled Holder agrees by acquisition of any Registrable Shares that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind which, in the opinion of the Company, requires the amendment or supplement of any prospectus, such Entitled Holder will forthwith discontinue disposition of Registrable Shares until such Entitled Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in
Section 3.4(b) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice.

SECTION 3.6       Registration Expenses.

        All expenses incident to the Company's performance of or compliance with this Article 3 including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with Depositary Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Shares), messenger and delivery expenses, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with


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such registration, and fees and expenses of other persons retained by the
Company (all such expenses being herein called "Registration Expenses") will be borne by the Company whether or not any registration statement becomes effective; provided that in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Shares or any counsel, accountants, or other persons retained or employed by the Entitled Holders.

SECTION 3.7       Indemnification.

        (a) The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Shares, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) (collectively, the "Seller Affiliates") (A) against all losses, claims, damages, liabilities and expenses, joint or several (including, without limitation, attorneys' fees except as limited by subparagraph (c) below) arising out of or caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, and (C) against any and all costs and expenses (including reasonable fees and disbursements of counsel and other agents) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense or cost is not paid under subparagraph (A) or (B) above; except insofar as the same are made in reliance upon and in strict conformity with information furnished in writing to the Company by such seller or any Seller Affiliate for use therein or by such seller or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 3.7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.


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        (b) In connection with any registration statement in which a seller of
Registrable Shares is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify the Company, its directors, and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, and expenses (including, without limitation, attorneys' fees except as limited by subparagraph (c) below) resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement, or omission or alleged omission, is contained in any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

        (c) Any Person entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (B) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (X) the indemnifying party has agreed to pay such fees or expenses, or (Y) the indemnifying party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to such person. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless


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in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

        (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 3.7(a) or Section 3.7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) indemnified herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.7(d) were determined by pro rata allocation (even if the Entitled Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 3.7(d). The amount paid or payable by an indemnified party as result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 3.7(c), defending any such action or claim. Notwithstanding the provisions of this Section 3.7(d), no Entitled Holder shall be required to contribute an amount greater than the dollar amount of the proceeds received by such Entitled Holder with respect to the sale of any Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Entitled Holders' obligations in this Section 3.7(d) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

        (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by


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or on behalf of the indemnified party or any officer, director, or controlling
Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

                                    ARTICLE 4

                             TRANSFERS OF SECURITIES

SECTION 4.1       Preemptive Rights.

        4.1.1 Rights to Participate in Future Sales. In case the Company or any Affiliated Successor (as hereinafter defined) proposes to issue or sell any shares of Common Stock or Common Stock Equivalents (the "Offered Securities"), the Company shall, no later than twenty days prior to the consummation of such transaction (a "Preemptive Rights Transaction"), give notice in writing (the "Offer Notice") of such Preemptive Rights Transaction to each Holder of Common Stock or Class A Common Stock (each a "Common Stock Holder"). The Offer Notice shall describe the proposed Preemptive Rights Transaction, identify the proposed purchaser, and contain an offer (the "Preemptive Rights Offer") to sell to each Common Stock Holder who certifies (to the reasonable satisfaction of the Company) that such Holder is an Accredited Investor (an "Accredited Offeree"), at the same price and for the same consideration to be paid by the proposed purchaser, all or part of such Accredited Offeree's pro rata portion of the Offered Securities (which shall be the percentage ownership of the Fully-Diluted Common Stock of such Holder). As used herein, the term "Affiliated Successor" means a successor entity to the Company (whether by merger, consolidation, reorganization, or otherwise) in which HMTF owns at least the same percentage of the fully-diluted common stock of such entity (after giving effect to the merger, consolidation, reorganization, or other transaction) as HMTF owns of the Fully-Diluted Common Stock of the Company. If any such Holder fails to accept such offer by written notice fifteen days after its receipt of the Offer Notice, the Company or such Affiliated Successor may proceed with the proposed issue or sale of the Offered Securities, free of any right on the part of any Holder under this Section 4.1.1 in respect thereof.

        4.1.2 Exceptions to Preemptive Rights. This Section 4.1 shall not apply to (i) issuances or sales of Common Stock or Common Stock Equivalents to employees, officers, and/or directors of the Company and/or any of its Subsidiaries pursuant to employee benefit or similar plans or arrangements of the Company and/or its Subsidiaries, (ii) issuances or sales of Common Stock or Common Stock Equivalents upon exercise of any Common Stock Equivalent which, when issued, was exempt from the preemptive rights under this Section 4.1 (including, without limitation, the Class A Common Stock), (iii) securities distributed or set aside ratably to all holders of Common Stock and Common Stock Equivalents (or any class or series thereof) on a per share equivalent basis, (iv) issuances or sales of Common Stock or Common Stock Equivalents pursuant to a registered underwritten public offering, a merger of the Company or a subsidiary of the Company into or with another entity or an acquisition by the Company or a subsidiary of the Company of another business or corporation or (v) issuances or sales of Common Stock pursuant to the Securities Purchase Agreement of even date herewith. In the event of any issuances or sales of Common Stock or Common Stock Equivalents as a unit with any other security of the Company or its Subsidiaries, the preemptive rights under this Section shall be applicable to the entire unit rather than only the Common Stock or Common Stock Equivalent included in the unit.

SECTION 4.2       Drag Along Rights.

        4.2.1 Applicability. In connection with any sale, transfer, exchange or other disposition by HMTF or any of its Affiliates of shares of Common Stock representing more than 5% of the Fully-Diluted Common Stock (a "Significant Sale"), HMTF shall have the right to require each non-selling Holder (each, a "Co-Seller") to sell a portion of its Common Stock and, if requested by HMTF as provided below, Class A Common Stock, which represents the same percentage of such Co-Seller's Fully-Diluted Common Stock as the shares being disposed of by HMTF and its Affiliates represent of their Fully-Diluted Common Stock. (For example, if HMTF and its Affiliates are selling 50% of their Fully-Diluted Common Stock position, each Co-Seller shall be required to sell 50% of its Fully-Diluted Common Stock position.) All Class A Common Stock and Common Stock sold or transferred by Holders pursuant to this Section 4.2 shall be sold at the same price (on a Common Stock equivalent basis) and otherwise treated identically with the Common Stock being sold by HMTF and its Affiliates in all respects; provided, that at HMTF's request, each Holder shall be required to sell or transfer Class A Common Stock in lieu of Common Stock; and provided, further, that the Co-Seller shall not be required to make any representations or warranties in connection with such sale or transfer other than representations and warranties as to (i) such Co-Seller's ownership of his Class A Common Stock or

Common Stock to be sold or transferred free and clear of all liens, claims and encumbrances, (ii) such Co-Seller's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as the transferee may reasonably require except that the transferee may not require that each transferring Co-Seller be an Accredited Investor.

        4.2.2 Notice of Significant Sale. HMTF shall give each Co-Seller at least 30 days' prior written notice of any Significant Sale as to which HMTF intends to exercise its rights under Section 4.2. If HMTF elects to exercise its rights under Section 4.2, the Co-Sellers shall take such actions as may be reasonably required and otherwise cooperate in good faith with HMTF in connection with consummating the Significant Sale (including, without limitation, the voting of any Common Stock or other voting capital stock of the Company to approve such Significant Sale). At the closing of such Significant Sale, each Co-Seller shall deliver certificates for all shares of Common Stock (or, if applicable, Class A Common Stock) to be sold by such Co-Seller, duly endorsed for transfer, with the signature guaranteed, to the purchaser against payment of the appropriate purchase price.

SECTION 4.3       Tag Along Rights.

        4.3.1 Applicability. In the event HMTF or any of its Affiliates desires to effect a Significant Sale and it does not elect to exercise its rights under
Section 4.2 hereof, then at least 30 days prior to the closing of such Significant Sale, HMTF shall make an offer (the "Participation Offer") to each Co-Seller to include in the proposed Significant Sale a portion of its Common Stock and, if consented to by the transferee as provided below, Class A Common Stock, which represent the same percentage of such Co-Seller's Fully-Diluted Common Stock as the shares being sold by HMTF and its Affiliates represent of their Fully-Diluted Common Stock; provided that, if the consideration to be received by HMTF and its Affiliates includes any securities, only Co-Sellers who have certified to the reasonable satisfaction of HMTF that they are Accredited Investors shall be entitled to participate in such transfer, unless the transferee consents otherwise and provided, further, that if the transferee in the Significant Sale consents, any Holder may elect to dispose of Class A Common Stock (on a Common Stock equivalent basis) in lieu of Common Stock.

        4.3.2 Terms of Participation Offer. The Participation Offer shall describe the terms and conditions of the proposed Significant Sale and shall be conditioned upon (i) the consummation of the transactions contemplated in the Participation Offer with the transferee named therein, and (ii) each Co-Seller's execution and delivery of all agreements and other documents as HMTF is required to execute and deliver in connection with such Significant Sale (provided that the Co-Seller shall not be required to make any representations or warranties in connection with such sale or transfer other than representations and warranties as to (A) such Co-Seller's ownership of his Class A Common Stock or Common Stock to be sold or transferred free and clear of all liens, claims, and encumbrances, (B) such Co-Seller's power and authority to effect such transfer and (C) such matters pertaining to compliance with securities laws as the transferee may reasonably require). If any Co-Seller shall accept the Participation Offer, HMTF shall reduce, to the extent necessary, the number of shares of Common Stock it otherwise would have sold in the proposed transfer so as to permit those Co-Sellers who have accepted the Participation Offer to sell the number of shares of Common Stock or, if applicable, Class A Common Stock that they are entitled to sell under this Section 4.3, and HMTF and such Co-Sellers shall transfer the number of shares Common Stock or, if applicable, Class A Common Stock specified in the Participation Offer to the proposed transferee in accordance with the terms of such transfer as set forth in the Participation Offer.

SECTION 4.4       Certain Events Not Deemed Transfers.

        In no event shall any exchange, reclassification, or other conversion of shares into any cash, securities, or other property pursuant to a merger or consolidation of the Company or any Subsidiary with, or any sale or transfer by the Company or any Subsidiary of all or substantially all its assets to, any Person constitute a transfer of shares of Common Stock by HMTF for purposes of
Section 4.2 or 4.3. In addition, Sections 4.2 and 4.3 hereof shall not apply to any transfer, sale, or disposition of shares of Common Stock solely among HMTF and its Affiliates.

SECTION 4.5       Transfer and Exchange.

        When Securities are presented to the Company with a request to register the transfer of such Securities or to exchange such Securities for Securities of other authorized denominations, the Company shall register the transfer or make the exchange as requested if the requirements of this Stockholders Agreement for such transaction are met; provided, however, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or its attorney and duly authorized in writing. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

SECTION 4.6       Replacement Securities.

        If a mutilated Security is surrendered to the Company or if the Securityholder claims and submits an affidavit or other evidence, satisfactory to the Company, to the effect that the Security has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Security if the Company's requirements are met. If required by the Company, such Securityholder must provide an indemnity bond, or other form of indemnity, sufficient in the judgment of the Company to protect the Company against any loss which may be suffered. The Company may charge such Securityholder for its reasonable out-of-pocket expenses in replacing a Security which has been mutilated, lost, destroyed or wrongfully taken.

                                    ARTICLE 5

                             LIMITATION ON TRANSFERS

SECTION 5.1       Restrictions on Transfer.

        The Securities shall not be Transferred, hypothecated or assigned before satisfaction of (i) the conditions specified in this Section 5.1, Section 5.2 and Section 5.3, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Security and (ii) if applicable, Article 4 hereof. Any purported transfer in violation of this Article 5 and/or, if applicable, Article 4 hereof shall be void ab initio and of no force or effect. Other than transfers subject to Sections 4.2 or 4.3 hereof and other than transfers to the public pursuant to an effective registration statement or sales to the public pursuant to Rule 144 under the Securities Act and otherwise permitted hereunder, each Holder will cause any proposed transferee of any Security or any interest therein held by it to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Stockholders Agreement.

SECTION 5.2       Restrictive Legends.

        5.2.1 Securities Act Legend. Except as otherwise provided in Section 5.4 hereof, each Security held by a Holder, and each Security issued to any subsequent transferee of such Security, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

        5.2.2 Other Legends. Except as otherwise permitted by the last sentence of Section 5.1, each Security issued to each Holder or a subsequent transferee shall include a legend in substantially the following form:

                  THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF JUNE 6, 1997, A COPY OF WHICH MAY BE OBTAINED FROM VIASYSTEMS GROUP, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES.

SECTION 5.3       Notice of Proposed Transfers.

        Prior to any Transfer or attempted Transfer of any Security, the Holder of such Security shall give ten days' prior written notice (a "Transfer Notice") to the Company of such Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and (i) obtain from counsel to such Holder who shall be reasonably satisfactory to the Company, an opinion reasonably satisfactory to the Company (or supply such other evidence reasonably satisfactory to the Company) that the proposed Transfer of such Security may be effected without registration under the Securities Act, or (ii) certify to the Company that the Holder reasonably believes the proposed transferee is a "qualified institutional buyer" and that such Holder has taken reasonable steps to make the proposed transferee aware that such Holder may rely on Rule 144A under the Securities Act in effecting such Transfer. After receipt of the Transfer Notice and opinion (if required), the Company shall, within five days thereof, so notify the Holder of such Security and such Holder shall thereupon be entitled to Transfer such Security in accordance with the terms of the Transfer Notice. Each Security issued upon such Transfer shall bear the restrictive legend set forth in Section 5.2, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The Holder of the Security giving the Transfer Notice shall not be entitled to Transfer such Security until receipt of the notice from the Company under this Section 5.3.

SECTION 5.4       Termination of Certain Restrictions.

        Notwithstanding the foregoing provisions of this Section 5, the restrictions imposed by Section 5.2.1 upon the transferability of the Securities and the legend requirements of Section 5.2.1 shall terminate as to any Security
(i) when and so long as such Security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such Security may be transferred without registration thereof under the Securities Act and that such legend may be removed. Whenever the restrictions imposed by Section 5.2 shall terminate as to any Security, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new Security not bearing the restrictive legend set forth in Section 5.2.

                                    ARTICLE 6

                     OPTION BY CERTAIN UNACCREDITED HOLDERS

SECTION 6.1       Grant of Option.

        Each Holder acknowledges HMTF's desire that each stockholder of the Company qualify as an Accredited Investor so that no disclosure document will be required in order to exempt (pursuant to Regulation D) any future issuances of securities to the existing stockholders of the Company. Accordingly, upon the occurrence of an Option Transaction (as defined in Section 6.2 hereof) with respect to the Company, each Holder shall be deemed to have granted to Hicks, Muse GP Partners, L.P., a Texas limited partnership ("Optionee"), an option ("Option") to purchase, upon the terms and conditions set forth herein, all securities of the Company held by such Holder and all shares, notes, or other securities now or hereafter issued or issuable in respect of any such securities (whether issued or issuable by the Company or any other person or entity) (collectively, the "Option Securities").

SECTION 6.2       Option Transaction.

        The Option may be exercised only if (a) the Company is engaged in or proposes to engage in a transaction in which any shares, notes, or other securities will be issued to such Holder in a transaction constituting a "sale" within the meaning of Section 2(3) of the Securities Act (whether through a merger, consolidation, exchange, recapitalization, purchase, or otherwise), (b) the Holder is not an Accredited Investor at the time of the respective transaction (an "Unaccredited Holder"), (c) no security holder (except for such Unaccredited Holder or any other person granting a similar option to Optionee) of the Company involved in the respective transaction fails at the time of such transaction to qualify as an Accredited Investor, and (d) the issuer of the shares, notes, or other securities involved in such transaction (as conclusively evidenced by any notice signed in good faith by an executive officer or other authorized representative of Optionee) has not prepared and is not expected to prepare in connection with such transaction appropriate disclosure documents that are sufficient to register such shares, notes, or other securities under the Securities Act or to exempt such registration in accordance with Regulation
D. Each transaction for which the Option may be exercised as provided in this
Section 6.2 is herein referred to as an "Option Transaction."

SECTION 6.3       Exercise of Option.

        Optionee may exercise the Option solely with respect to all, but not less than all, of such Unaccredited Holder's Option Securities involved in the respective Option Transaction. The Option may be exercised with respect to such Option Securities at any time before the consummation of the respective Option Transaction for which the Option is then exercisable. The exercise of the Option will be timely and effectively made if Optionee provides written notice of such exercise to such Unaccredited Holder before such consummation of the respective Option Transaction. The earliest date on which such notice is so mailed or delivered will constitute the respective exercise date of the Option to which such notice relates.

SECTION 6.4       Closing.

        Unless otherwise agreed by Optionee and such Unaccredited Holder, the closing of each exercise of the Option will take place at the offices of Optionee in Dallas, Texas, on the fifth business day after notice of the Option's exercise is mailed or delivered in accordance with Section 6.3. At the closing, Optionee will pay the exercise price to such Unaccredited Holder in cash (by certified or cashier's check) solely upon such Unaccredited Holder's delivering to Optionee valid certificates evidencing all Option Securities then being purchased pursuant to the exercise of the Option. Such certificates will be duly endorsed (with signature guaranteed) for transfer to Optionee, and upon delivery of such certificates to Optionee, such Unaccredited Holder will be deemed to represent and warrant to Optionee that the transferred Option Securities are owned by such Unaccredited Holder free and clear of all liens, adverse claims, and other encumbrances other than as provided in this Stockholders Agreement. Payment of the exercise price for the Option Securities is not required in order to effect the timely exercise of the Option. In order to ensure the transfer of the Option Securities purchased upon exercise of the Option, each Unaccredited Holder hereby severally appoints Optionee as his or her attorney in fact for the purpose of effecting any such transfer, and each Unaccredited Holder acknowledges and agrees that such power of attorney is coupled with an interest and is irrevocable. Moreover, Optionee and each Unaccredited Holder will promptly perform, whether before or after any Option closing, such additional acts (including without limitation executing and delivering additional documents) as are reasonably required by either such party to effect more fully the transactions contemplated hereby.

SECTION 6.5       Exercise Price.

        The exercise price for each Option Security will equal the price per share (or, in the case of securities other than capital stock, other applicable denomination) to be paid in connection with the Option Transaction as determined in good faith by the Board of Directors or such other governing body (or authorized committee thereof) of either (a) the issuer of such Option Security or (b) Optionee if no such issuer determination is made, it being understood that determinations made by the issuer or Optionee pursuant to this Section 6.5 will be final and conclusive.

SECTION 6.6       Assignment of Option.

        The Option may be assigned or transferred in whole or in part by Optionee without any consent or other action on the part of the affected Other Holder, and all references herein to "Optionee" will include without limitation each assignee or transferee of all or any part of the Option.

                                    ARTICLE 7

                                   TERMINATION

        The provisions of this Agreement shall terminate on September 30, 2006; provided, however, that Sections 4.1, 4.2, 4.3, Article 5 (other than Sections
5.2 and 5.4) and Article 6 of this Agreement shall terminate upon the consummation prior to the expiration of such 10-year period of a registered underwritten public offering of Common Stock or Common Stock Equivalents.

                                    ARTICLE 8

                                  MISCELLANEOUS

SECTION 8.1       Notices.

        Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

         If to the Company:

                  Viasystems Group, Inc.
                  101 South Hanley Road
                  St. Louis, Missouri  63105
                  Attention:        David M. Sindelar

         Copies to:

                  Hicks, Muse, Tate & Furst Incorporated
                  200 Crescent Court
                  Suite 1600
                  Dallas, Texas  75201
                  Attention:        Lawrence D. Stuart, Jr.

                  Mills & Partners, Inc.
                  101 South Hanley Road, Suite 400
                  St. Louis, MO  63105
                  Attention:        David M. Sindelar

                  Weil, Gotshal & Manges LLP
                  901 Main Street, Suite 4100
                  Dallas, Texas  75202
                  Attention:        Glenn D. West

         If to any Holder, at its address listed on the signature pages hereof.

        Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and three calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

        Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 8.2       Legal Holidays.

        A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions at such place are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest on the amount of such payment shall accrue for the intervening period.

SECTION 8.3       Governing Law; Jurisdiction.

        THIS STOCKHOLDERS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 8.4       Successors and Assigns.

        Whether or not an express assignment has been made pursuant to the provisions of this Stockholders Agreement, provisions of this Stockholders Agreement that are for the Holders' benefit as the holders of any Securities are also for the benefit of, and enforceable by, all subsequent holders of Securities, except as otherwise expressly provided herein. This Stockholders Agreement shall be binding upon the Company, each Holder, and their respective successors and assigns.

SECTION 8.5       Duplicate Originals.

        All parties may sign any number of copies of this Stockholders Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

SECTION 8.6       Severability.

        In case any provision in this Stockholders Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby

SECTION 8.7       Additional Parties.

        Additional future stockholders of the Company may be added as parties to this Agreement, thereby being bound by its terms and conditions and entitled to its benefits, upon the execution by such future stockholders a separate signature page to such effect and upon obtaining the consent of the Holders of a majority of the outstanding shares of Common Stock and Class A Common Stock.

SECTION 8.8       No Waivers; Amendments.

        8.8.1 No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

        8.8.2 Any provision of this Stockholders Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Holders; provided that no such amendment or waiver shall, (i) unless signed by Holders who then own beneficially more than 66-2/3% of the aggregate number of shares of Common Stock and 66-2/3% of the aggregate number of shares of Class A Common Stock, subject to this Agreement, amend the provisions of Section 2.2 and (ii) unless signed by all of the Holders affected,
(A) amend the provisions of this Section 8.7.2 or (B) change the number of Holders which shall be required for the Holders or any of them to take any action under this Section 8.7.2 or any other provision of this Stockholders Agreement.




                  [Remainder of page intentionally left blank]

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be duly executed, all as of the date first written above.




                                   VIASYSTEMS GROUP, INC.



                                   By: /s/ ELLEN LIPSITZ
                                       -----------------------------------------
                                   Name: Ellen Lipsitz
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                            NAME OF HOLDER:

                            HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

                            By:  HM3/GP Partners, L.P., its General Partner

                                 By:  Hicks, Muse GP Partners III, L.P.,
                                      its General Partner

                                      By:  Hicks, Muse Fund III
                                           Incorporated, its General Partner


                                           By: /s/ DANIEL S. DROSS
                                               ---------------------------------
                                           Name:  Daniel S. Dross
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                              HM3 Coinvestors, L.P.

                              By: Hicks, Muse GP Partners, L.P., its General Partner

                                   By:   Hicks, Muse Fund III
                                         Incorporated, its General Partner

                                   By: /s/ DANIEL S. DROSS
                                       -----------------------------------------
                                   Name:  Daniel S. Dross
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------


                                   Address:

                                   c/o Hicks, Muse, Tate & Furst Incorporated
                                   200 Crescent Court, Suite 1600
                                   Dallas, Texas 75201
                                   Attention:        Lawrence D. Stuart, Jr.

                                   Copy to:

                                   Weil, Gotshal & Manges LLP
                                   100 Crescent Court, Suite 1300
                                   Dallas, Texas  75201
                                   Attention:        Glenn D. West

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                   NAME OF HOLDER:

                                   JAMES N. MILLS


                                   /s/ JAMES N. MILLS
                                   ---------------------------------------------
                                   Signature



                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention: James N. Mills

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                   NAME OF HOLDER:

                                   DAVID M. SINDELAR


                                   /s/ DAVID M. SINDELAR
                                   ---------------------------------------------
                                   Signature



                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention: David M. Sindelar

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                   NAME OF HOLDER:

                                   W. THOMAS McGHEE


                                   /s/ W. THOMAS McGHEE
                                   ---------------------------------------------
                                   Signature


                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention: W. Thomas McGhee

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                   NAME OF HOLDER:

                                   ROBERT N. MILLS


                                   /s/ ROBERT N. MILLS
                                   ---------------------------------------------
                                   Signature



                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention: Robert N. Mills

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                   NAME OF HOLDER:

                                   LARRY S. BACON


                                   /s/ LARRY S. BACON
                                   ---------------------------------------------
                                   Signature



                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention: Larry S. Bacon

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                   NAME OF HOLDER:


                                   ELLEN L. LIPSITZ


                                   /s/ ELLEN L. LIPSITZ
                                   ---------------------------------------------
                                   Signature



                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention: Ellen L. Lipsitz

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                   NAME OF HOLDER:

                                   R V LINN


                                   /s/ R V LINN
                                   ---------------------------------------------
                                   Signature



                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention: R V Linn

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                   NAME OF HOLDER:

                                   JUDY A. ROWDEN


                                   /s/ JUDY A. ROWDEN
                                   ---------------------------------------------
                                   Signature


                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention: Judy A. Rowden

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                   NAME OF HOLDER:

                                   TIMOTHY L. CONLON


                                   /s/ TIMOTHY L. CONLON
                                   ---------------------------------------------
                                   Signature



                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention: Timothy L. Conlon

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                   NAME OF HOLDER:

                                   DAVID J. WEBSTER


                                   /s/ DAVID J. WEBSTER
                                   ---------------------------------------------
                                   Signature



                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention: David J. Webster

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                   NAME OF HOLDER:

                                   WILLIAM E. STEVENS


                                   /s/ WILLIAM E. STEVENS
                                   ---------------------------------------------
                                   Signature



                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention:  William E. Stevens

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                   NAME OF HOLDER:

                                   GERALD G. SAX


                                   /s/ GERALD G. SAX
                                   ---------------------------------------------
                                   Signature


                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention: Gerald G. Sax

                                  SIGNATURES TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                   NAME OF HOLDER:

                                   KELLY E. WETZLER


                                   /s/ KELLY E. WETZLER
                                   ---------------------------------------------
                                   Signature



                                   Address:

                                   c/o Mills & Partners, Inc.
                                   101 South Hanley Road
                                   St. Louis, Missouri  63105
                                   Attention: Kelly E. Wetzler